December 15, 2012

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND
(FORMERLY NEUBERGER BERMAN REGENCY FUND)

SUMMARY PROSPECTUS
Class A Shares (NBRAX), Class C Shares (NBRCX), Institutional Class Shares (NBRTX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/equityfunds/a; for Class C shares, http://www.nb.com/equityfunds/c; or for Institutional Class shares, http://www.nb.com/equityfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 15, 2012 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 172 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B to the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.55	0.63	0.50
Total annual operating expenses	1.61	2.44	1.20
Fee waiver and/or expense reimbursement	0.40	0.48	0.35
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.21	1.96	0.85

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,288	$2,275
Class C (assuming redemption)	$299	$615	$1,163	$2,659
Class C (assuming no redemption)	$199	$615	$1,163	$2,659
Institutional Class	$87	$271	$553	$1,356

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) of each class are limited to 1.21%, 1.96% and 0.85% of average net assets, respectively. Each of these undertakings lasts until 8/31/2016 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21%, 1.96% and 0.85% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Value Index at the time of purchase.

The Fund’s strategy consists of using a bottom-up, fundamental research driven approach to identify stocks of companies that are trading below the Portfolio Manager’s estimate of their intrinsic value and that he believes have the potential for appreciation over time. The Portfolio Manager’s estimate of a company’s intrinsic value represents his view of the company’s true, long-term economic worth, which may be currently distorted by market inefficiencies. The intrinsic value estimate represents what the Portfolio Manager believes a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with those of its publicly traded peers.

The Portfolio Manager believes that while markets are often efficient, valuations of certain types of companies are often distorted by market inefficiencies, which can lead to attractive investment opportunities. The Portfolio Manager attempts to exploit recurring market inefficiencies among the following types of companies as the Portfolio Manager believes these types of companies are often misunderstood and mispriced by investors.

■	Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.

■	Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.

■
Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the Portfolio Manager believes is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify potential investment opportunities, the Portfolio Manager performs an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that he believes are attractive relative to current cash flows. Next, the Portfolio Manager establishes an estimate of a company’s intrinsic value. The Portfolio Manager will invest in a company based on its discount to his estimate of intrinsic value and his belief in its potential for appreciation over time. In addition, the Portfolio Manager may invest in anticipation of a catalyst that can be expected to close the value/price gap, such as a merger, restructuring, liquidation, spin-off, major management change, share repurchase, or capital reallocation. The Portfolio Manager will typically visit a company and interview its management team to help understand management’s incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and any other factors that have the potential to increase the value of the company’s stock.

The Portfolio Manager establishes an intrinsic value for each security when it is purchased. Intrinsic values are updated quarterly or when the Portfolio Manager believes that market or company-specific events prompt a reassessment. A position in a particular security will be reduced or eliminated when the gap between its price and the Portfolio Manager’s estimate of

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries. However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes may benefit from current market or economic trends.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of mid-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses. Certain catalysts, such as companies emerging from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
-11.69	35.88	22.34	12.42	11.55	5.09	-47.19	48.02	26.72	-6.45
Best quarter: Q3 ’09, 25.73% Worst quarter: Q4 ’08, -28.29% Year-to-date performance as of 9/30/2012: 13.03%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/11*
	1 Year	5 Years	10 Years
Mid Cap Intrinsic Value Fund
Institutional Class Return Before Taxes	-6.45	-0.53	6.01
Institutional Class Return After Taxes on Distributions	-6.56	-1.10	5.44
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-4.05	-0.52	5.20
Class A Return Before Taxes	-12.22	-1.82	5.32
Class C Return Before Taxes	-8.47	-0.88	5.83
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	-1.38	0.04	7.67
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	-1.55	1.41	6.99
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For Institutional Class, the performance prior to 3/8/2010 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 6/21/2010 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Michael C. Greene (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN MID CAP INTRINSIC VALUE FUND (FORMERLY NEUBERGER BERMAN REGENCY FUND)	December 15, 2012

SEC File Number: 811-00582
K0147 12/12